                                                                    EXHIBIT 10.4


                    PARTNERSHIP INTERESTS PURCHASE AGREEMENT

                            DATED AS OF JUNE 30, 2000

                                 BY AND BETWEEN

                             MIRACLE CANDLE COMPANY,

                                       AND

                           SPRING VALLEY SCENTS, INC.

                                TABLE OF CONTENTS

                                    ARTICLE I
                   Sale and Purchase of Partnership Interests


1.1      Sale and Purchase of Partnership Interests..............................................................1
1.2      Unadjusted Purchase Price...............................................................................1
1.3      Adjustment of the Unadjusted Purchase Price.............................................................1

                                                     ARTICLE II
                                      Representations and Warranties of Seller

2.1      Organization and Power..................................................................................2
2.2      Authorization...........................................................................................2
2.3      No Conflicts............................................................................................3
2.4      Consents and Approvals..................................................................................3
2.5      Title to Partnership Interests..........................................................................3
2.6      Broker's Fees...........................................................................................3
2.7      Litigation; Orders......................................................................................3
2.8      Legal Compliance........................................................................................4
2.9      Permits.................................................................................................4
2.10     Contracts...............................................................................................4
2.11     Intellectual Property...................................................................................4
2.12     Related-Party Transactions..............................................................................5
2.13     Financial Statements....................................................................................5
2.14     Absence of Undisclosed Liabilities......................................................................5
2.15     Absence of Certain Changes..............................................................................5
2.16     [intentionally omitted].................................................................................5
2.17     Insurance...............................................................................................5
2.18     Real Property...........................................................................................6
2.19     Inventory...............................................................................................6
2.20     Tangible Personal Property..............................................................................6
2.21     Title to and Condition of Asset and Properties..........................................................6
2.22     Bank Accounts...........................................................................................6
2.23     Accounts Payable........................................................................................6
2.24     Affiliate Liabilities...................................................................................6
2.25     Environmental Matters...................................................................................7
2.26     Accounts Receivable.....................................................................................7
2.27     Fixed Assets............................................................................................7
2.28     Disclosure..............................................................................................7

                                                        ARTICLE III
                                        Representations and Warranties of Purchaser

3.1      Organization............................................................................................7
3.2      Authorization...........................................................................................7
3.3      No Conflicts............................................................................................8
3.4      Consents and Approvals..................................................................................8
3.5      Broker's Fees...........................................................................................8


                                                        ARTICLE IV
                                                         Covenants

4.1      Further Assurances......................................................................................8
4.2      Public Announcements....................................................................................8
4.3      [intentionally omitted].................................................................................8
4.4      Confidentiality.........................................................................................8
4.5      Tax Matters.............................................................................................9

                                                         ARTICLE V
                                  Documents Delivered Upon Execution and Delivery Hereof

5.1      Documents Delivered by Seller..........................................................................10
5.2      Documents Delivered by Purchaser.......................................................................11

                                                        ARTICLE VI
                                                      Miscellaneous

6.1      Amendments.............................................................................................12
6.2      Assignments............................................................................................12
6.3      Binding Effect.........................................................................................12
6.4      Construction...........................................................................................12
6.5      Counterparts...........................................................................................12
6.6      Entire Agreement.......................................................................................12
6.7      Expenses...............................................................................................13
6.8      Governing Law..........................................................................................13
6.9      Headings...............................................................................................13
6.10     Jurisdiction...........................................................................................13
6.11     Notices................................................................................................13
6.12     Severability...........................................................................................14
6.13     Specific Performance...................................................................................14
6.14     Third-Party Beneficiaries..............................................................................14
6.15     Waiver.................................................................................................14
6.16     Survival of Representation, Warranties, and Covenants..................................................15

EXHIBITS

       Exhibit A           (Escrow Agreement)
       Exhibit B           (Wire Transfer Instructions)
       Exhibit C           (Adjustment Schedule)
       Exhibit D           (Assignment Agreement)
       Exhibit E           (License Agreement)
       Exhibit F           (Certificate of Non-Foreign Status)







SCHEDULES

       Schedule 2.7                 (Litigation, Orders)
       Schedule 2.9                 (Permits)
       Schedule 2.10                (Contracts)
       Schedule 2.11                (Recorded Intellectual Property)
       Schedule 2.13                (Financial Statements)
       Schedule 2.15                (Certain Changes)
       Schedule 2.18                (Real Property)
       Schedule 2.22                (Bank Accounts)
       Schedule 2.23                (Accounts Payable)
       Schedule 2.24                (Affiliate Liabilities)
       Schedule 2.25                (Environmental Matters)
       Schedule 2.26                (Accounts Receivable)
       Schedule 2.27                (Fixed Assets)

                                  DEFINED TERMS


         "1999 Financial Statements"...................................................................Section 2.13
         "Accountants"...............................................................................Section 1.3(c)
         "Adjustment"................................................................................Section 1.3(a)
         "Adjustment Date"...........................................................................Section 1.3(a)
         "Adjustment Statement"......................................................................Section 1.3(b)
         "affiliate"....................................................................................Section 6.4
         "Agreement".......................................................................................preamble
         "Assignment Agreement"......................................................................Section 5.1(a)
         "business day".................................................................................Section 6.4
         "Certificate of Non-Foreign Status".........................................................Section 5.1(h)
         "Code"......................................................................................Section 4.5(e)
         "control"......................................................................................Section 6.4
         "Contracts"...................................................................................Section 2.10
         "day"..........................................................................................Section 6.4
         "dollar" or "$"................................................................................Section 6.4
         "Environmental Laws"..........................................................................Section 2.25
         "Environmental Permits".......................................................................Section 2.25
         "Escrow Agent".................................................................................Section 1.2
         "Escrow Agreement".............................................................................Section 1.2
         "Escrow Deposit"...............................................................................Section 1.2
         "Financial Statements"........................................................................Section 2.13
         "GAAP"......................................................................................Section 1.3(b)
         "Governmental Entity"..........................................................................Section 2.3
         "including" or "include".......................................................................Section 6.4
         "Intellectual Property"....................................................................Section 2.11(b)
         "Interim Financial Statements"................................................................Section 2.13
         "Interim Financial Statements Date"...........................................................Section 2.13
         "Inventory"...................................................................................Section 2.21
         "Law"..........................................................................................Section 2.3
         "License Agreement".........................................................................Section 5.1(d)
         "Liens"........................................................................................Section 1.1
         "Material Adverse Effect".....................................................................Section 2.15
         "or"...........................................................................................Section 6.4
         "Order"........................................................................................Section 2.3
         "Partnership".....................................................................................preamble
         "Partnership Interests"...........................................................................preamble
         "Permits"......................................................................................Section 2.9
         "person".......................................................................................Section 6.4
         "Post-Closing Period"..........................................................................Section 4.5
         "Pre-Closing Period"...........................................................................Section 4.5
         "Purchaser Documents"..........................................................................Section 3.2
         "Purchase Price"...............................................................................Section 1.2
         "Purchaser".......................................................................................preamble
         "Real Property"...............................................................................Section 2.18
         "Related Documents"............................................................................Section 3.2
         "Related Persons".............................................................................Section 2.12
         "Seller"..........................................................................................preamble
         "Seller Documents".............................................................................Section 2.2
         "Straddle Period"..............................................................................Section 4.5
         "Tangible Personal Property"..................................................................Section 2.20
         "Taxes".....................................................................................Section 4.5(f)
         "Transfer Taxes"...............................................................................Section 4.5
         "Unadjusted Purchase Price"....................................................................Section 1.2
         "U.S." or "United States"......................................................................Section 6.4

                    PARTNERSHIP INTERESTS PURCHASE AGREEMENT


         THIS PARTNERSHIP INTERESTS PURCHASE AGREEMENT (this "Agreement") is made as of July 3, 2000, by and between Miracle Candle Company, a Texas corporation (the "Seller"), and Spring Valley Scents, Inc., a Texas corporation (the "Purchaser").

         WHEREAS, Seller owns a 40% partnership interest (the "Partnership Interests") in Laredo Candle Company L.L.P., a Texas limited liability partnership (the "Partnership"); and

         WHEREAS, Seller desires to sell, and Purchaser desires to purchase, all of the Partnership Interests on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and the representations, warranties, covenants, and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                   Sale and Purchase of Partnership Interests

         1.1 Sale and Purchase of Partnership Interests. Concurrently herewith and upon the terms set forth herein, Seller is selling, transferring, conveying, assigning, and delivering to Purchaser, and Purchaser is purchasing, acquiring, and accepting, all right, title, and interest of Seller in and to the Partnership Interests, free and clear of all liens, pledges, security interests, mortgages, charges, claims, restrictions, and encumbrances of any nature whatsoever (collectively, "Liens").

         1.2 Unadjusted Purchase Price. Purchaser will pay to Seller an aggregate amount equal $8,700,000 for the Partnership Interests (the "Unadjusted Purchase Price"), subject to adjustment as provided in Section 1.3 (which shall not exceed $900,000) (as adjusted, the "Purchase Price"). The Unadjusted Purchase Price, less $900,000 (the "Escrow Deposit") which is being paid concurrently herewith to Chase Bank of Texas, National Association, as escrow agent (the "Escrow Agent"), to be held for one year from the date hereof and distributed pursuant to the Escrow Agreement by and among Seller, Purchaser, and the Escrow Agent in the form of EXHIBIT A (the "Escrow Agreement"), is being paid concurrently herewith by cashier's check or by wire transfer of immediately available funds to the account of Seller designated on EXHIBIT B.

         1.3 Adjustment of the Unadjusted Purchase Price.

                  (a) If the EBITDA Margin (determined in accordance with
         Section 1.3(b)) of the Partnership is less than 21% for the 12 months ended June 30, 2001 (the "Adjustment Date"), the Unadjusted Purchase Price shall be decreased by a pro rata amount not to exceed $900,000 (the "Adjustment") in accordance with the adjustment schedule attached as EXHIBIT C

                  (b) As used herein, the term (i) "EBITDA Margin" means EBITDA as a percentage of net sales of the Partnership, (ii) "EBITDA" means earnings before interest, tax, depreciation, and amortization, and
         (iii) "Adjustment Statement" means the statement of EBITDA Margin to be prepared by Purchaser as of the Adjustment Date in accordance with this
         Section 1.3 and to be delivered to Seller as promptly as practicable, and in any event within 60 days, after the Adjustment Date. The Adjustment Statement shall be prepared by Purchaser in accordance with United States generally accepted accounting principles ("GAAP") applied in a manner consistent with the application of those principles in the Interim Financial Statements and shall take into account any inflationary, material adverse changes in the total average cost of labor and raw materials excluding new products.

                  (c) Seller shall have the opportunity to examine the work papers, schedules, and other documents prepared by Purchaser in connection with its preparation of the Adjustment Statement. The Adjustment Statement shall be final and binding on the parties hereto unless, within 30 days after delivery thereof to Seller, written notice is delivered by Seller to Purchaser of its objection setting forth in reasonable detail Seller's basis for objection. If written notice of objection is delivered, Seller and Purchaser shall consult with each other in respect of the objection. If Seller and Purchaser are unable to reach agreement within 20 days after the notice of objection has been delivered, the dispute shall be referred for resolution to Arthur Andersen LLP (the "Accountants") as promptly as practicable. The Accountants will make a determination as to each of the items in dispute, which determination will be (i) in writing, (ii) furnished to each of the parties hereto as promptly as practicable after the items in dispute have been referred to the Accountants, (iii) made in accordance with this Agreement, and (iv) conclusive and binding upon each of the parties hereto. In connection with their determination of the disputed items, the Accountants will be entitled to rely on the workpapers, trial balances, and similar materials prepared by the Partnership's auditors in connection with such firm's examination of the financial statements of the Partnership, and the fees and expenses of the Accountants will be shared equally by Purchaser and Seller. Purchaser and Seller will use their respective reasonable best efforts to cause the Accountants to render their decision as soon as reasonably practicable, including promptly complying with all reasonable requests by the Accountants for information, books, records, and similar items. The fees and expenses of the Accountants shall be borne equally by Seller and Purchaser; provided, however, that if the determination of the Accountants is within three percent of Purchaser's determination as set forth in the Adjustment Statement, the fees and expenses of the Accountants shall be borne solely by Seller.

                                   ARTICLE II
                    Representations and Warranties of Seller

         Seller hereby makes the following representations and warranties to Purchaser, each of which is true and correct as of the date hereof.

         2.1 Organization and Power. Seller is a corporation duly incorporated, validly existing, and in good standing under the Laws of the State of Texas. The Partnership is a general partnership duly organized and validly existing under the Laws of the State of Texas and registered as a limited liability partnership under the Laws of the State of Texas. Seller has the requisite corporate power and authority to own, lease, or otherwise hold the assets and properties owned, leased, or otherwise held by it and necessary to carry on its business as presently conducted by it and as proposed to be conducted by it.

         2.2 Authorization. Seller has the requisite corporate power to execute and deliver this Agreement and each other agreement, certificate, instrument, and document contemplated by this Agreement to be executed by Seller in connection with the consummation of the transactions contemplated hereby (all other such agreements, certificates, instruments, and documents required to be executed by Seller being collectively referred to as, the "Seller Documents") and to perform the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and each Seller Document and the performance by it of the transactions contemplated hereby and thereby to be performed by it have been duly authorized by all necessary corporate action on the part of Seller. Each of this Agreement and each Seller Document has been duly executed and delivered by duly authorized officers of Seller and, assuming the due execution and delivery of this Agreement and each Seller Document by the other party or parties hereto or thereto, constitutes a valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar Laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         2.3 No Conflicts. None of the execution and delivery of this Agreement and each Seller Document, the performance by Seller of the transactions contemplated hereby and thereby to be performed by it, or the consummation of the transactions contemplated hereby and thereby, will (i) conflict with the articles of incorporation or bylaws of Seller or the application for registration as a limited liability partnership or the partnership agreement of the Partnership, (ii) conflict with, result in any violation of, constitute a default (with or without notice, lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of, or any obligation or to loss of a benefit under, any note, bond, mortgage, indenture, license, agreement, or other document or obligation to which the Partnership is a party or by which its assets or properties are bound, (iii) violate, constitute a default under, or cause the forfeiture, impairment, non-renewal, revocation, or suspension of any Permit, (iv) violate any order, judgment, decree, writ, or injunction ("Order") of any federal, state, or local court, tribunal, or arbitrator or governmental, administrative, or regulatory agency, authority, or body or any instrumentality or political subdivision thereof ("Governmental Entity") applicable to the Partnership, (v) violate any domestic or foreign law, statute, ordinance, rule, or regulation ("Law") applicable to the Partnership, or (vi) result in the creation of any Lien upon any of the Partnership's assets or properties.

         2.4 Consents and Approvals. No consent, approval, waiver, order, or authorization of, or registration, declaration, or filing with, or notice to, any third person or Governmental Entity (including any consent, approval, waiver, or authorization in respect of any Contract or Permit) is required to be obtained or made by or in respect of Seller or the Partnership in connection with the execution and delivery of this Agreement or any Seller Document by Seller, the performance by Seller of the transactions contemplated hereby or thereby to be performed by it, or the consummation of the transactions contemplated hereby or thereby.

         2.5 Title to Partnership Interests. Seller owns the Partnership Interests free and clear of all Liens and, except for this Agreement and the Partnership's Agreement of Partnership, there is no agreement that gives any person the right to purchase or otherwise receive or be issued any interest in the Partnership. Upon consummation of the transactions contemplated hereby, Seller will convey to Purchaser, and Purchaser will acquire from Seller, good and marketable title to the Partnership Interests free and clear of all Liens.

         2.6 Broker's Fees. Neither Seller nor any person acting on its behalf has agreed to pay any commission, finder's or broker's fee, or similar payment in connection with the transactions contemplated by this Agreement or any matter related hereto to any person for which Purchaser, the Partnership, or any of their respective affiliates will be liable.

         2.7 Litigation; Orders. Except as set forth on Schedule 2.7, there is no claim or judicial or administrative action, suit, proceeding, or investigation pending or, to the best of Seller's knowledge, threatened (i) that questions the validity of this Agreement or any Seller Document, the performance by Seller of the obligations to be performed by it hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or (ii) relating to the business of the Partnership (as now conducted or as proposed to be conducted) or otherwise affecting the Partnership or any of its assets or properties. There is no Order of any Governmental Entity binding on the Partnership or any of its assets or properties.

         2.8 Legal Compliance. The Partnership has complied with each Law and Order binding on it or any of its assets or properties and is not currently in violation of any such Law or Order.

         2.9 Permits. Except as set forth on Schedule 2.9, the Partnership owns, holds, possesses, or lawfully uses in its business all approvals, authorizations, certifications, franchises, licenses, permits, and similar authorities ("Permits") that are necessary for the conduct of its business as currently conducted and as proposed to be conducted and for the ownership and use of its assets or properties, free and clear of all Liens. The Partnership is not in default and has not received any notice of any claim of default, in respect of any such Permit.

         2.10 Contracts. To the best of Seller's knowledge, Schedule 2.10 sets forth each agreement, arrangement, commitment, contract, lease, license, plan, and understanding, whether written or oral, to which the Partnership is a party or otherwise bound, including all agreements relating to supplies, products, equipment, raw materials, and other similar items ("Contracts"), except for such Contracts that involve the payment by the Partnership of an aggregate amount less than $5,000. To the best of Seller's knowledge, the Partnership is not in default under any Contract and, to the best of Seller's knowledge, no other party to any Contract is in default thereunder.

         2.11 Intellectual Property.

                  (a) Schedule 2.11 sets forth all right, title, and interest of the Partnership in and to all of the Intellectual Property owned or used by the Partnership in the operation of its business and capable of being described on such Schedule. The Partnership has the right to use, free and clear of all claims or rights of others, all Intellectual Property owned or used by it in the operation of its business, and such use does not, to the best of Seller's knowledge, infringe on any patent, trademark, copyright, service mark, or trade name, or misappropriate any other Intellectual Property, of any other person. The Partnership has taken all necessary action to protect and preserve the confidentiality of all technical Intellectual Property not otherwise protected by patents, patent applications, or copyrights. To the best of Seller's knowledge, the Partnership has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third persons, and the Partnership has not received any charge, complaint, claim, or notice alleging any such interference, infringement, misappropriation, or violation. No third person has, to the best of Seller's knowledge, interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Partnership.

                  (b) The term "Intellectual Property" means all domestic and foreign letters patent, patents, patent registrations and applications, patent licenses, trademarks, trademark registrations and applications, trade names, trade name applications and registrations, service marks, service mark registrations and applications, know-how licenses, and copyright registrations and applications, and the goodwill of the Partnership's business associated therewith, together with copyrights (including, copyrights in computer programs), computer programs, service marks, trade secrets, technical knowledge, know-how, confidential information, proprietary processes, formulae, and related ownership, use, and other rights (including, rights of renewal and rights to sue for past, present, and future infringements or misappropriations thereof).

                  (c) Nothing in this Section 2.11 shall be construed to limit Seller's right to the use of any technical knowledge, trade secrets, know-how, proprietary processes, formulas, confidential information on a non-exclusive use basis.

         2.12 Related-Party Transactions. No officer, director, employee, or affiliate of Seller, any member of his or her immediate family, or any person controlled by or under common control with any of the foregoing persons ("Related Persons") (i) owes any amount to the Partnership other than amounts owed in respect of advances made in the ordinary course of business nor does the Partnership owe any amount, or has it committed to make any loan or extend or guarantee credit to or for the benefit of, any Related Person, (ii) has any claim or cause of action or any action, suit, or proceeding whatsoever against the Partnership except as otherwise disclosed herein, (iii) to the best of Seller's knowledge, has any direct or indirect ownership interest in, or is an officer, director, partner, member, manager, employee, consultant, or agent of, any person that has a business relationship with the Partnership, or (iv) owns, directly or indirectly, in whole or in part, any real property, leasehold interest, or other property or any Permit, the use of which is necessary for the conduct of the Partnership's business as currently conducted and as proposed to be conducted. No Related Person has any direct or indirect interest in any Contract.

         2.13 Financial Statements. Attached as Schedule 2.13 is a true, correct, and complete copy of the Partnership's unaudited financial statements as at and for the fiscal year ended December 31, 1999 (the "1999 Financial Statements") and as at and for the five-month period ended May 31, 2000 (the "Interim Financial Statements" and, together with the 1999 Financial Statements, the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP consistently applied and fairly present the financial condition, assets and liabilities, the results of operations, and cash flows of the Partnership as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end adjustments and the absence of footnotes thereto. The term "Interim Financial Statements Date" means the date of the Interim Financial Statements.

         2.14 Absence of Undisclosed Liabilities. To the best of Seller's knowledge, the Partnership has no liabilities, either direct or indirect, matured or unmatured, fixed or contingent, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured (whether or not required by GAAP to be set forth on a balance sheet or footnotes thereto), except (i) those liabilities provided for or reserved against in the Financial Statements, and (ii) liabilities arising in the ordinary course of business since the Interim Financial Statements Date that are not material in the aggregate. Except as disclosed in the Financial Statements, the Partnership is not a guarantor or indemnitor of any debt, obligation, or liability of any other person.

         2.15 Absence of Certain Changes. Except as set forth on Schedule 2.15, since the Interim Financial Statements Date, to the best of Seller's knowledge, the Partnership has not: (i) made or suffered any amendment of any Contract listed on Schedule 2.10 or cancelled, modified, or waived any debts or claims held by it or waived any right, whether or not in the ordinary course of business; (ii) suffered any event or circumstance that, individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on the business (as currently conducted or as proposed to be conducted), operations, assets, properties, condition (financial or otherwise), or prospects of the Partnership ("Material Adverse Effect"); (iii) increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its current or former employees or made any increase in, or any addition to, other benefits to which any of its current or former employees may be entitled; (iv) made or agreed to make any distribution or payment in respect of any interest in the Partnership; (v) changed any of the accounting principles followed by it or the methods of applying such principles; or (vi) entered into any transaction other than in the ordinary course of business consistent with past practice.

         2.16 [intentionally omitted].

         2.17 Insurance. There are no pending claims against Seller's insurance for Builder's Risk and Worker's Compensation or Liability Insurance.

         2.18 Real Property. Schedule 2.18 contains a true, correct, and complete list of all real property owned or leased by the Partnership (the "Real Property"). Except as set forth on Schedule 2.18, (i) the owned real property of the Partnership is free and clear of all Liens including all encumbrances that affect the ownership or use thereof, and (ii) the Partnership has good and indefeasible title to, or a good and valid leasehold interest in, the Real Property. Seller has not taken any action, or failed to take any action, which such action or inaction has caused or could cause any diminution in, or adversely affect the interest of the Partnership in any of the Real Property.

         2.19 Inventory. All raw materials, components, work-in-progress, finished products, packaging materials, stores and supplies, spare parts, and samples used or useful in the operation of the Partnership's business ("Inventory") reflected on the Interim Financial Statements or acquired since the Interim Financial Statements Date (i) were acquired and have been maintained in the ordinary course of business; (ii) are in good and merchantable quality;
(iii) consist substantially of a quality, quantity, and condition usable, leasable, or saleable in the ordinary course of business; (iv) are not subject to any write-down or write-off.

         2.20 Tangible Personal Property. The Partnership owns all machinery and equipment, spare and maintenance parts, furniture, fixtures, vehicles, jigs, tools, dies, leasehold improvements, and all other tangible personal property used, useful in, or related to the business of the Partnership (collectively, "Tangible Personal Property"), free and clear of all Liens. The laboratory, equipment or facilities located at Seller's principal place of business do not constitute property of the Partnership.

         2.21 Title to and Condition of Assets and Properties. The Partnership has good and marketable title to its assets and properties, and good title to its leasehold estates, in each case subject to no Lien other than those that have arisen in the ordinary course of business consistent with past practice and that do not impair the Partnership's ownership or use of such assets or properties. All of the Partnership's assets are in good operating condition and repair, subject to normal wear and maintenance, are useable in the regular and ordinary course of business, and conform to all applicable Laws and Permits relating to their construction, use, and operation. Such assets constitute the assets and rights used to operate the Partnership's business as currently conducted and as proposed to be conducted. No person other than the Partnership owns any Tangible Personal Property or other asset or property situated on the premises of the Partnership or necessary to operate the Partnership's business as currently conducted and as proposed to be conducted. All Tangible Personal Property, Intellectual Property, Contracts, Inventory, Permits, and other assets used, useful in, or related to the operation of the Partnership's business are in the possession, custody, or control of the Partnership.

         2.22 Bank Accounts. Schedule 2.22 contains a true, correct, and complete list of the names and locations of all banks in which the Partnership has accounts or safe deposit boxes and the names of all persons authorized to draw thereon or to have access thereto. No person holds a power of attorney to act on behalf of the Partnership in relation to such accounts.

         2.23 Accounts Payable. Schedule 2.23 sets forth a list of all accounts payable of the Partnership as of June 23, 2000, including the name of the payor, the aggregate amount thereof, and the due date thereof. As of the date hereof all accounts payable of the Partnership reflected on the Interim Financial Statements or arising after the Interim Financial Statements Date are the result of bona fide transactions, in the ordinary course of business, and have been paid or are not yet due and payable.

         2.24 Affiliate Liabilities. Except as set forth on Schedule 2.24 which shall specifically include inter-company obligations from Miracle to Laredo, if any, (i) there are no liabilities between Seller or any of its affiliates, on the one hand, and the Partnership on the other, and (ii) neither Seller nor any of its affiliates provides or causes to be provided any products, services, equipment, facilities, or other similar item to the Partnership.

         2.25 Environmental Matters. Except as set forth in Schedule 2.25, the Partnership possesses all Permits required by Environmental Laws for its operations (collectively, "Environmental Permits"). The Partnership is and has been in compliance with all Environmental Laws and Environmental Permits. There are no claims or proceedings pending or threatened against the Partnership alleging the violation of, non-compliance or potential liability under Environmental Laws. For purposes of this Section 2.25, "Environmental Laws" means any Law (including common law) or other legal requirement relating to the protection of or the regulation of the human health and safety, environment, or natural resources.

         2.26 Accounts Receivable. Schedule 2.26 sets forth a true, correct, and complete list of all accounts receivable of the Partnership. All accounts receivable of the Partnership incurred by Seller have arisen from bona fide transactions in the ordinary course of business consistent with past practice. All invoices for monies owed to the Partnership have been tendered to Home Interiors & Gifts, Inc. as of the date hereof. Except as set forth on Schedule 2.26, there are no accounts receivable owed by the Partnership to Seller.

         2.27 Fixed Assets. Schedule 2.27 sets forth a true, correct, and complete list of all fixed assets of the Partnership as of May 31, 2000.

         2.28 Disclosure. No representation or warranty contained in this Agreement, and no statement contained in any document (including the Schedules attached hereto), list, certificate, or other instrument furnished or to be furnished by or on behalf of Seller to Purchaser or any of its representatives in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading or necessary in order fully and fairly to provide the information required to be provided in any such document, list, certificate, or other instrument.

                                   ARTICLE III
                   Representations and Warranties of Purchaser

         Purchaser hereby makes the following representations and warranties to Seller, each of which is true and correct as of the date hereof.

         3.1 Organization. Purchaser is a corporation duly formed, validly existing, and in good standing under the Laws of the State of Texas.

         3.2 Authorization. Purchaser has the requisite corporate power to execute and deliver this Agreement and each other agreement, certificate, instrument, and document contemplated by this Agreement to be executed by Purchaser in connection with the consummation of the transactions contemplated hereby (all other such agreements, certificates, instruments, and documents required to be executed by Purchaser being collectively referred to as, the "Purchaser Documents" and, together with the Seller Documents, the "Related Documents") and to perform the transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and each Purchaser Document and the performance by it of the transactions contemplated hereby and thereby to be performed by it have been duly authorized by all necessary corporate action on the part of Purchaser. Each of this Agreement and each Purchaser Document has been duly executed and delivered by Purchaser and, assuming the due execution and delivery of this Agreement and each Purchaser Document by the other party or parties hereto or thereto, constitutes a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar Laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         3.3 No Conflicts. None of the execution and delivery of this Agreement and each Purchaser Document, the performance by Purchaser of the transactions contemplated hereby and thereby to be performed by it, or the consummation of the transactions contemplated hereby and thereby, will (i) conflict with the articles of incorporation or the bylaws of Purchaser, (ii) conflict with, result in any violation of, constitute a default (with or without notice, lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of, or any obligation or to loss of a benefit under, any note, bond, mortgage, indenture, license, agreement, or other document or obligation to which Purchaser is a party or by which its assets or properties are bound, or
(iii) violate any Order of any Governmental Entity or Law applicable to Purchaser.

         3.4 Consents and Approvals. No consent, approval, waiver, order, or authorization of, or registration, declaration, or filing with, or notice to, any third person or Governmental Entity is required to be obtained or made by or in respect of Purchaser in connection with the execution and delivery of this Agreement or any Purchaser Document by Purchaser, the performance by Purchaser of the transactions contemplated hereby or thereby to be performed by it, or the consummation of the transactions contemplated hereby or thereby. Purchaser has obtained the consent of Home Interior & Gifts, Inc. to enter into and deliver this Agreement and consummate the transactions contemplated hereby.

         3.5 Broker's Fees. Neither Purchaser nor any person acting on its behalf has agreed to pay any commission, finder's or broker's fee, or similar payment in connection with the transactions contemplated by this Agreement or any matter related hereto to any person for which Seller or its affiliates will be liable.

                                   ARTICLE IV
                                    Covenants

         4.1 Further Assurances. From time to time, as and when reasonably requested by either party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such further and additional instruments and agreements and shall take such further and additional actions, as may be reasonably necessary to evidence or carry out the provisions of this Agreement or to effectuate the transactions contemplated hereby.

         4.2 Public Announcements. Seller and Purchaser will consult with each other and will mutually agree (the agreement of each party not to be unreasonably conditioned, delayed, or withheld) upon the content and timing of any press release or other public statements in respect of the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation and agreement, except as may be required by applicable Law or by obligations under any listing agreement with any securities exchange or any stock exchange regulations; provided, however, that Seller and Purchaser will give prior notice to the other of the content and timing of any such press release or other public statement required by applicable Law or by the obligations under any listing agreement with any securities exchange or any stock exchange regulations.

         4.3 [intentionally omitted].

         4.4 Confidentiality. Purchaser, on the one hand, and Seller, on the other hand, shall, and shall cause their respective officers, directors, shareholders, members, managers, affiliates, employees, agents, and other representatives to, keep confidential and not disclose all information obtained by it in respect of the other and, in the case of Seller, the Partnership in connection with this Agreement and the negotiations preceding this Agreement, and will use such information solely in connection with the transactions contemplated hereby. Notwithstanding the preceding sentence, no party hereto shall be required to keep confidential or return any information that (i) is required to be disclosed by Law, pursuant to an order or request of a Governmental Entity having competent jurisdiction, or pursuant to the rules and regulations of any national stock exchange applicable to the disclosing party and its affiliates (provided the party seeking to disclose such information provides the other party with reasonable prior written notice thereof), or (ii) can be shown to have been generally available to the public other than as a result of a breach of this
Section 4.4.

         4.5 Tax Matters.

                  (a) Seller shall be liable for, promptly defend, and indemnify and hold Purchaser harmless from and against:

                  (i) 40% of all damages, liabilities, losses, or costs, resulting from, arising out of, or relating to any and all Taxes imposed on the Partnership, or other taxes for which the Partnership may otherwise be liable including reasonable fees and expenses of counsel (by reason of transferee liability, assumption, contract, operation of law, or otherwise):

                                    (A) for any taxable year or period that ends
                           on or before the date hereof; and

                                    (B) for the portion of any Straddle Period
                           that ends immediately after the close of business on the date hereof;

                           (ii) 100% of all damages, liabilities, losses, or
                  costs, including reasonable fees and expenses of counsel, resulting from, arising out of, or relating to the following:

                                    (A) any failure by the Seller to timely pay
                           any and all Transfer Taxes; and

                                    (B) any breach or inaccuracy of the
                           Certification of Non-Foreign Status.

The term "Straddle Period" means any taxable year or period beginning before and ending after the date hereof.

                  (b) To the extent permitted by Law or administrative practice, the taxable year of the Partnership that includes the date hereof shall be treated as closing immediately after the close of business on the date hereof. Where it is necessary to apportion between Seller and Purchaser the Tax liability for a Straddle Period (that is not treated under the immediately preceding sentence as closing immediately after the close of business on the date hereof), such liability shall be apportioned between the period deemed to end at the close of business on the date hereof (the "Pre-Closing Period") and the period deemed to begin at the beginning of the day following the date hereof (the "Post-Closing Period") on the basis of an interim closing of the books; provided, however, that property Taxes whose lien date is in the Pre-Closing Period shall be allocated to the Pre-Closing Period and property Taxes whose lien date is in the Post-Closing Period shall be allocated to the Post-Closing Period; provided, further, that any taxable event occurring after the date hereof that is outside of the ordinary course of the Partnership's business of manufacturing and sale of candles (such as the sale of real property) will be allocated to the Post-Closing Period.

                  (c) Seller shall be liable for and shall pay 100% of all Transfer Taxes resulting from, arising out of, or based on the transactions contemplated by this Agreement. The term "Transfer Taxes" means all sales, use, stamp, documentary, filing, recording, transfer, real estate transfer, stock transfer, gross receipts, registration, duty, securities transactions or similar fees or taxes or governmental charges (together with any interest or penalty, addition to tax, or additional amount imposed) as levied by any taxing authority in connection with the transactions contemplated by this Agreement.
                  (d) Instead of the allocation specified in the first sentence of Section 6.1(b) of the Partnership Agreement, Seller's 40% interest in Partnership items of income, gain, loss, and deduction for the 2000 calendar year shall be allocated between Seller and Purchaser under an interim closing of the Partnership's books in a manner consistent with the applicable provisions of the Code.

                  (e) At the option of Purchaser, the Partnership will timely make the election to in Section 754 of the Internal Revenue Code of 1986, as amended (the "Code") in respect of the Partnership's taxable years (including the short taxable year ending on the date hereof) in which the sale contemplated by this Agreement occurs.

                  (f) The term "Taxes" means all taxes, charges, fees, imposts, levies, gaming or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated Taxes, customs, duties, fees, assessments, and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to Tax, or additional amounts imposed by any taxing authority (domestic or foreign) and include any transferee liability in respect of Taxes, any liability in respect of Taxes imposed by contract, Tax sharing agreement, Tax indemnity agreement, or any other similar agreement.

                                    ARTICLE V
             Documents Delivered Upon Execution and Delivery Hereof

         5.1 Documents Delivered by Seller. Concurrently with the execution and delivery of this Agreement, Seller is delivering to Purchaser each of the following items:

                  (a) Assignment Agreement. An original copy of the Assignment Agreement duly executed by Seller in a form attached as EXHIBIT D (the "Assignment Agreement").

                  (b) Escrow Agreement. An original copy of the Escrow Agreement duly executed by Seller and Escrow Agent.

                  (c) Officer's Certificate. An original copy of an Officer's Certificate duly executed by the President and the Secretary of Seller certifying that: (A) the articles of incorporation of Seller as attached thereto are true, correct, and complete, have not been modified, amended, or repealed, and are in full force and effect; (B) the bylaws of Seller as attached thereto are true, correct, and complete, have not been modified, amended, or repealed, and are in full force and effect; and (C) the duly executed copy of the resolutions of the board of directors of Seller authorizing and approving the execution and delivery of this Agreement and each Seller

         Document and the consummation of the transactions contemplated hereby and thereby, as attached thereto are true, correct, and complete and have not been modified or withdrawn.

                  (d) License Agreement. A copy of the License Agreement duly executed by Seller and the Partnership in a form attached as EXHIBIT E (the "License Agreement")

                  (e) Books and Records of the Partnership. All books, records, files, and documents (whether in paper, electronic, or other format) of the Partnership or relating to the business of the Partnership, including all books and records relating to the employees, the purchase of materials, supplies, and services, tax, financial, accounting, and operational matters, product research and development, manufacturing and sale of products, and all customer and vendor lists and other information relating to customers and vendors of the Partnership or its business, all correspondence with any Governmental Entity, and the partnership agreement and all applications for registration as a limited liability partnership.

                  (f) Resignations. Evidence that each of (i) Jorge Garcia and Richard Garcia has resigned as a member of the management committee of the Partnership, and (ii) Richard Garcia, Sr., Jorge Garcia, Richard Garcia, Jr., and Jaime Garcia has resigned as an officer of the Partnership.

                  (g) Termination of Pledge. Evidence that the Pledge Agreement dated as of February 18, 1999 executed in connection with the loan by Donald Carter has been terminated and ceased to have any force or effect.

                  (h) Certificate of Non-Foreign Status. A copy of the Certificate of Non-Foreign Status duly executed by Seller in the form attached hereto as EXHIBIT F ("Certificate of Non-Foreign Status").

         5.2 Documents Delivered by Purchaser. Concurrently with the execution and delivery of this Agreement, Purchaser is delivering to Seller each of the following items:

                  (a) Unadjusted Purchase Price. The Unadjusted Purchase Price in accordance with Section 1.2.

                  (b) Escrow Agreement. An original copy of the Escrow Agreement duly executed by Purchaser and Escrow Agent.

                  (c) Officer's Certificate. An original copy of an Officer's Certificate duly executed by the Secretary of Purchaser certifying that: (A) the articles of incorporation of Purchaser, have not been modified, amended, or repealed, and are in full force and effect; (B) the bylaws of Purchaser have not been modified, amended, or repealed, and are in full force and effect; and (C) the duly executed copy of the resolutions of the board of directors of Purchaser authorizing and approving the execution and delivery of this Agreement and each Purchaser Document and the consummation of the transactions contemplated hereby and thereby, as attached thereto are true, correct, and complete and have not been modified or withdrawn.

                                   ARTICLE VI
                                  Miscellaneous

         6.1 Amendments. This Agreement may be amended, modified, or supplemented only pursuant to a written instrument making specific reference to this Agreement and signed by each of the parties hereto.

         6.2 Assignment. This Agreement and the rights and obligations hereunder shall not be assigned, delegated, or otherwise transferred (whether by operation of law, by contract, or otherwise) without the prior written consent of the other party hereto; provided, however, that Purchaser may, without obtaining the prior written consent of Seller, (i) assign, delegate, or otherwise transfer its rights and obligations hereunder to (a) any successor of Purchaser by merger or otherwise, (b) a subsidiary or affiliate of Purchaser, (c) the purchaser of all or substantially all the assets of Purchaser, or (d) any of its affiliates, or
(ii) make a collateral assignment of its rights hereunder to any institutional lender to Purchaser. Seller shall execute such acknowledgements of such assignments and collateral assignments in such forms as Purchaser or any such institutional lender may from time to time reasonably request. Any attempted assignment, delegation, or transfer in violation of this Section 6.2 shall be void and of no force or effect.

         6.3 Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         6.4 Construction. All references to "Articles," "Sections," "Schedules," and "Exhibits" contained in this Agreement are, unless specifically indicated otherwise, references to articles, sections, schedules, or exhibits of or to this Agreement. Whenever in this Agreement the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate. As used in this Agreement, the following words or phrases shall have the meanings indicated: (i) "or" means "and/or"; (ii) "day" means a calendar day; (iii) "business day" means any day other than Saturday, Sunday, or any day on which banks in Dallas, Texas are required or authorized by Law to be closed for business; (iv) "U.S." or "United States" means the United States of America; (v) "dollar" or "$" means lawful currency of the United States; (vi) "including" or "include" means "including without limitation"; (vii) references in this Agreement to specific Laws or to specific sections or provisions of Laws, apply to the respective U.S. or state Laws that bear the names so specified and to any succeeding Law, section, or provision corresponding thereto; (viii) "person" means any individual, corporation, partnership, joint venture, limited liability company, trust, unincorporated association, or other legal entity or form of business or Governmental Entity; (ix) "affiliate" means, in respect of any specified person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person; and (x) for purposes of the definition of "affiliate," "control" when used in respect of any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise (and "controlling" and "controlled" have meanings correlative thereto).

         6.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         6.6 Entire Agreement. This Agreement (including the Schedules and Exhibits attached hereto and the Related Documents) constitute the entire agreement of the parties hereto in respect of the subject matter hereof and thereof, and supersede all prior agreements or understandings, among the parties hereto in respect of the subject matter hereof and thereof.

         6.7 Expenses. Each party shall bear all expenses incurred by or on behalf of it (including fees and disbursements of its counsel) in connection with the preparation, negotiation, execution, delivery, and performance of this Agreement and each Related Document, and the consummation of the transactions contemplated hereby and thereby.

         6.8 Governing Law. This Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Texas applicable to contracts executed and performable solely in such state.

         6.9 Headings. The article and section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

         6.10 Jurisdiction. The parties hereto agree that any action, suit, or proceeding seeking to enforce any provision of, or based on any matter arising out of or relating to, this Agreement or the transactions contemplated hereby can only be brought in federal court sitting in the Northern District of Texas or, if such court does not have jurisdiction, any district court sitting in Dallas County, Texas, and each of the parties hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit, or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit, or proceeding in any such court or that any such action, suit, or proceeding that is brought in any such court has been brought in an inconvenient forum.

         6.11 Notices. Any notice, demand, request, instruction, correspondence, or other document required or permitted to be given hereunder by any party hereto to the other shall be in writing and delivered (i) in person, (ii) by a nationally recognized overnight courier service requiring acknowledgment of receipt of delivery, (iii) by United States certified mail, postage prepaid and return receipt requested, or (iv) by facsimile, as follows:

                  If to Seller, to:

                           Miracle Candle Company
                           3100 Guadalupe
                           Laredo, Texas  78043
                           Attention:  Jorge Garcia
                           Facsimile No.:  (956) 722-6741

                           with a copy to:

                           David Garcia
                           P. O. Box 1758
                           Laredo, Texas  78043

                  If to Purchaser, to:

                           Spring Valley Scents, Inc.
                           c/o Home Interiors & Gifts, Inc.
                           4055 Valley View, Suite 500
                           Dallas, Texas  75244
                           Attention:  General Counsel
                           Facsimile:  (972) 386-1106

                           with a copy to:

                           Weil, Gotshal & Manges LLP
                           100 Crescent Court, Suite 1300
                           Dallas, Texas  75201-6905
                           Attention:  Jeffrey B. Hitt
                           Facsimile:  (214) 746-7777

         Notice shall be deemed given, received, and effective on: (i) if given by personal delivery or courier service, the date of actual receipt by the receiving party, or if delivery is refused on the date delivery was first attempted; (ii) if given by certified mail, the third day after being so mailed if posted with the United States Postal Service; and (iii) if given by facsimile, the date on which the facsimile is transmitted if confirmed by transmission report during the transmitter's normal business hours, or at the beginning of the next business day after transmission if confirmed at any time other than the transmitter's normal business hours. Any person entitled to notice may change any address or facsimile number to which notice is to be given to it by giving notice of such change of address or facsimile number as provided in this Section 6.11. The inability to deliver notice because of changed address or facsimile number of which no notice was given shall be deemed to be receipt of the notice as of the date such attempt was first made.

         6.12 Severability. If any provision of this Agreement or the application of such provision to any person or circumstance shall be held (by a court of competent jurisdiction) to be invalid, illegal, or unenforceable under the applicable Law of any jurisdiction, (i) the remainder of this Agreement or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby, and (ii) such invalid, illegal, or unenforceable provision shall not affect the validity or enforceability of any other provision of this Agreement.

         6.13 Specific Performance. Seller hereby acknowledges and agrees that if Seller refuses to perform under this Agreement, monetary damages alone will not be adequate to compensate Purchaser for its injury. Purchaser shall, therefore, to the extent provided by applicable Law, be entitled to, in addition to any other remedies that may be available, obtain specific performance of the terms and provisions of this Agreement.

         6.14 Third-Party Beneficiaries. Nothing express or implied in this Agreement is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective permitted assigns any rights or remedies under of by reason of this Agreement or the transactions contemplated hereby.

         6.15 Waiver. The rights and remedies provided for herein are cumulative and not exclusive of any right or remedy that may be available to any party hereto whether at law, in equity, or otherwise. No delay, forbearance, or neglect by any party hereto, whether in one or more instances, in the exercise or any right, power, privilege, or remedy hereunder or in the enforcement of any term or condition of this

Agreement shall constitute or be construed as a waiver thereof. No waiver of any provision hereof, or consent required hereunder, or any consent or departure from this Agreement, shall be valid or binding unless expressly and affirmatively made in writing and duly executed by the party to be charged with such waiver. No waiver shall constitute or be construed as a continuing waiver or a waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in such writing.

         6.16 Survival of Representation, Warranties, and Covenants. The representations, warranties and covenants of Seller and Purchaser shall survive for a period of one year from the date hereof except (i) such representations and warranties as to title which shall survive indefinitely, and (ii) such representations, warranties, and covenants that are as of a specified date or period.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                         SELLER:

                                         MIRACLE CANDLE COMPANY


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         PURCHASER:

                                         SPRING VALLEY SCENTS, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------